SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

DOBSON COMMUNICATIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation or organization)	000-29225 (Commission File Number)	73-1513309 (I.R.S. Employer Identification No.)

14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (405) 529-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

      On May 27, 2005, Dobson Communications Corporation issued a press release announcing that the SEC has concluded its informal inquiry of Dobson without taking further action or seeking any relief from Dobson or its largest shareholder, Dobson CC Limited Partnership. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

99.1	Press Release dated May 27, 2005

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOBSON COMMUNICATIONS CORPORATION
Date: May 27, 2005	By:	/s/ Ronald L. Ripley
		Name:	Ronald L. Ripley
		Title:	Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 27, 2005

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